Exhibit 4.1

                            Form of Stock Certificate

                          BIOSHIELD TECHNOLOGIES, INC.
               Incorporated Under The Laws Of The State Of Georgia

NUMBER                                                              SHARES
C ________________                                                 ________
                                                                Common Stock
                                                                  No Par Value

                                                           CUSIP______________
See Reverse For Certain Definitions

         This Certifies that ____________________________ is the owner of _______________ fully paid and non-assessable shares of the Common Stock of BIOSHIELD TECHNOLOGIES, INC., a corporation organized under the laws of the State of Georgia, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and the By-laws of the Corporation and amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                           SEAL                BIOSHIELD TECHNOLOGIES, INC.
Countersigned and Registered:
American Stock Transfer & Trust Company
New York, New York
Transfer Agent and Registrar

By ____________________      ____________________    _______________________
Authorized Signature           Jacques Elfersy                Timothy C. Moses
                               Secretary                      Co-Chairman and
                                                        Chief Executive Officer

               Form of Reverse Side Of Unit Certificate

                          BIOSHIELD TECHNOLOGIES, INC.

                  The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A Stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common              UNIF GIFT ACT______Custodian_______
TEN ENT  - as tenants by the entireties                               (Cust)
(Minor)
JT TEN   - - as joint tenants with right of   under Uniform Gifts to Minors
         Survivorship and not as tenants          Act ___________________
          In common                                        (State)
                        Additional abbreviations may also be used though not in the above list.

For value received,______________________ hereby sell, assign and transfer unto

 Please insert Social Security or other
 Identifying Number of Assignee
 ------------------------------

         (Please Print Or Typewrite Name And Address, Including Zip Code Of Assignee)
______________________________________________________________________Units
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within-named Corporation with the full power of substitution in the premises.

Dated, ______________________________________-

                                         X__________________________________
                                                 (Signature)
                                         X__________________________________
                                                 (Signature)

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The Signature(s) Should Be Guaranteed By An "Eligible Guarantor Institution" As Defined In Rule 17Ad-15 Under The Securities And Exchange Act Of 1934 As Amended.

Signature(s) Guaranteed By: _________________________________________